Exhibit 10.1

AMENDMENT NO. 3
TO
CREDIT AGREEMENT
AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of January 14, 2015 (this “Agreement”), among PILGRIM’S PRIDE CORPORATION, a Delaware corporation (the “Company”), TO-RICOS, LTD., a Bermuda company, TO-RICOS DISTRIBUTION, LTD., a Bermuda company (collectively, the “Borrowers”), the various Subsidiaries (such capitalized term and all other capitalized terms not defined herein shall have the meanings provided for in Article I) of the Company parties hereto, the various financial institutions parties hereto (collectively, the “Lenders”), and COBANK, ACB, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.
W I T N E S S E T H:
WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement, dated as of August 7, 2013, as amended prior to the date hereof (the “Existing Credit Agreement”), and the other Loan Documents;
WHEREAS, the Borrowers have requested that, as of the Effective Date, the Existing Credit Agreement be amended as herein provided; and
WHEREAS, the Lenders are willing, subject to the terms and conditions hereinafter set forth, to make such amendments;
NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:
ARTICLE I
DEFINITIONS

SECTION 1.1.    Certain Definitions. The following terms (whether or not underscored) when used in this Agreement shall have the following meanings:
“Administrative Agent” is defined in the preamble.
“Agreement” is defined in the preamble.
“Amended Credit Agreement” means the Existing Credit Agreement as amended by this Agreement as of the Effective Date.
“Borrowers” is defined in the preamble.
“Company” is defined in the preamble.
“Effective Date” is defined in Section 5.1.
“Existing Credit Agreement” is defined in the first recital.

“Lenders” is defined in the preamble.
SECTION 1.2.    Other Definitions. Unless otherwise defined or the context otherwise requires, terms used herein (including in the preamble and recitals hereto) have the meanings provided for in the Existing Credit Agreement.
ARTICLE II
AMENDMENTS

Effective on (and subject to the occurrence of) the Effective Date:
SECTION 2.1.    Amendments to Section 6.08. Section 6.08(a)(iv) of the Existing Credit Agreement is amended and restated in its entirety as follows:
“(iv)    the Company may make a one-time Restricted Payment in an aggregate amount not to exceed $1,500,000,000 on or prior to the date that is 12 months after the Effective Date; provided that at the time of such Restricted Payment and after giving effect thereto and to any borrowing in connection therewith, on a Pro Forma Basis (i) the Borrowers shall be in compliance with the covenant set forth in Section 6.13, (ii) no Default or Event of Default shall have occurred and be continuing, (iii) Availability is not less than $300,000,000 and (iv) Net Income for the prior four Fiscal Quarters is not less than $100,000,000.”
SECTION 2.2.    Amendments to Section 6.13. Section 6.13 of the Existing Credit Agreement is amended and restated in its entirety as follows:
“SECTION 6.13 Minimum Consolidated Tangible Net Worth. The Borrowers will not permit Consolidated Tangible Net Worth to be less than (a) on the last day of the last Fiscal Quarter of Fiscal Year 2014, $465,000,000, (b) on the last day of the first Fiscal Quarter of Fiscal Year 2015, the greater of (b) (i) $465,000,000 or (ii) (x) 80% of Consolidated Tangible Net Worth as reported in the Company’s 2014 audited financial statements minus (y) the sum of (I) $100,000,000 and (II) the amount (if any) of the one-time Restricted Payment that is made pursuant to Section 6.08(a)(iv), and (c) on the last day of any Fiscal Quarter thereafter, the sum of (I) the amount in clause (b) plus (II) 50% of the cumulative Net Income (excluding any losses) of the Company and the Subsidiaries as reported in the Company’s Fiscal Year audited financial statements, which shall be determined annually, beginning with such financial statements delivered for Fiscal Year 2015.”
ARTICLE III
REPRESENTATIONS AND WARRANTIES
In order to induce the Lenders to make the amendments provided for in Article II, each Borrower hereby (a) represents and warrants that (i) each of the representations and warranties of the Loan Parties contained in the Existing Credit Agreement and in the other Loan Documents is true and correct in all material respects on and as of the date hereof, except that such representations and warranties (A) that relate solely to an earlier date shall be true and correct in all material respects as of such earlier date and (B) shall be true and correct in all respects to the extent they are qualified by a materiality standard and (ii) no Default or Event of Default has occurred and is continuing; and (b) agrees that the incorrectness in any respect of any representation and warranty contained in the preceding clause (a) shall constitute an immediate Event of Default. Without limiting the foregoing, each Borrower hereby (x) ratifies and confirms all of the terms, covenants and conditions set forth in the Loan Documents and hereby agrees that it remains unconditionally liable to the Administrative Agent and the Lenders in accordance with the respective terms, covenants and conditions set forth in the Loan Documents, and all the Collateral thereto in favor of the Administrative Agent (for the benefit of the Lender Parties) continues unimpaired and in full force and effect, and (y) waives all defenses, claims, counterclaims, rights of recoupment or set-off against any of its Obligations.
ARTICLE IV
ACKNOWLEDGMENT OF SUBSIDIARIES
By executing this Agreement, each Subsidiary of the Company that is a party hereto hereby confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date each reference therein to the Credit Agreement shall refer to the Existing Credit Agreement after giving effect to this Agreement. Without limiting the foregoing, each such Subsidiary waives all defenses, claims, counterclaims, rights of recoupment or set-off with respect to any of such Subsidiary’s Obligations.
ARTICLE V
CONDITIONS TO EFFECTIVENESS; EXPIRATION
SECTION 5.1.    Effective Date. This Agreement shall become effective (the “Effective Date”) when the conditions set forth in this Section have been satisfied.
SECTION 5.1.1    Execution of Agreement. The Administrative Agent shall have received original or PDF counterparts of this Agreement duly executed and delivered on behalf of the Borrowers, each of the Subsidiaries of the Company parties to the Existing Credit Agreement and the Required Lenders.
SECTION 5.1.2    Representations and Warranties. The representations and warranties made by the Borrowers pursuant to Article III as of the Effective Date shall be true and correct.
SECTION 5.1.3    Fees. The Company shall have paid, in immediately available funds, those fees it is required to pay pursuant to the fee letter that was entered into with the Administrative Agent in connection with this Agreement.
SECTION 5.2.    Expiration. If the Effective Date has not occurred on or prior to 10:00 a.m. (New York, New York time) on January 30, 2015, the agreements of the parties contained in this Agreement shall terminate immediately on such date and without further action.
ARTICLE VI
MISCELLANEOUS
SECTION 6.1.    Cross-References. References in this Agreement to any Article or Section are, unless otherwise specified, to such Article or Section of this Agreement.
SECTION 6.2.    Loan Document Pursuant to Amended Credit Agreement. This Agreement is a Loan Document executed pursuant to the Amended Credit Agreement. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions contained in the Existing Credit Agreement and each other Loan Document shall remain unamended or otherwise unmodified and in full force and effect.
SECTION 6.3.    Limitation of Amendments. The amendments set forth in Article II shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Existing Credit Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of any Borrower or any other Loan Party which would require the consent of any of the Lenders under the Existing Credit Agreement or any other Loan Document.
SECTION 6.4.    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.
SECTION 6.5.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 6.6.    Further Assurances. The Borrowers shall execute and deliver, and shall cause each other Loan Party to execute and deliver, from time to time in favor of the Administrative Agent and the Lenders, such documents, agreements, certificates and other instruments as shall be necessary or advisable to effect the purposes of this Agreement.
SECTION 6.7.    Costs and Expenses. The Borrowers agree to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, including the reasonable and documented out-of-pocket fees, charges and disbursements of legal counsel for the Administrative Agent, that are incurred in connection with the execution and delivery of this Agreement and the other agreements and documents entered into in connection herewith.
SECTION 6.8.    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.
SECTION 6.9.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION 6.10.    Entire Agreement. This Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

BORROWERS:

PILGRIM’S PRIDE CORPORATION

By    /s/ Gustavo Biscardi
Name:    Gustavo Biscardi
Title:    Treasurer
TO-RICOS, LTD.
By    /s/ Kiersten Sommers
Name:    Kiersten Sommers
Title:    Secretary

TO-RICOS DISTRIBUTION, LTD.

By	/s/ Kiersten Sommers

Name:	Kiersten Sommers

Title:	Secretary

OTHER LOAN PARTIES:

PILGRIM’S PRIDE CORPORATION OF WEST VIRGINIA, INC.

By	/s/ Kiersten Sommers

Name:	Kiersten Sommers

Title:	Secretary

ADMINISTRATIVE AGENT:
COBANK, ACB,
as Administrative Agent

By	/s/ James H. Matzat

Name:	James H. Matzat

Title:	Vice President

LENDERS:
COBANK, FCB,
as Lender and as Swingline Lender

By	/s/ James H. Matzat

Name:	James H. Matzat

Title:	Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH,
as Lender

By	/s/ Steve Gilbert

Name:	Steve Gilbert

Title:	Executive Director

By	/s/ Michalene Donegan

Name:	Michalene Donegan

Title:	Executive Director

BANK OF MONTREAL,
as Lender

By	/s/ Philip Langheim

Name:	Philip Langheim

Title:	Managing Director

ING CAPITAL LLC, as Lender
By    /s/ Dan Lamprecht
Name:    Dan Lamprecht
Title:    Managing Director
By    /s/ Leroy Startz
Name:    Leroy Startz
Title:    Director
BANK OF AMERICA, N.A. , as Lender
By    /s/ Natalie Woods
Name:    Natalie Woods
Title:    SVP

THE BANK OF NOVA SCOTIA, as Lender
By    /s/ Rafael Tobon
Name:    Rafael Tobon
Title:    Director
By    /s/ Juan Pablo Jimenez
Name:    Juan Pablo Jimenez
Title:    Associate Director

SOCIÉTÉ GÉNÉRALE, as Lender
By    /s/ Cliff A. Niebling
Name:    Cliff A. Niebling
Title:    Managing Director
By    /s/ Lina A. Garcia
Name:    Lina A. Garcia
Title:    Director
U.S. BANK NATIONAL ASSOCIATION, as Lender
By    /s/ Thomas N. Martin
Name:    Thomas N. Martin
Title:    Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender
By    /s/ Jeffry S. Millican
Name:    Jeffry S. Millican
Title:    Vice President

JPMORGAN CHASE BANK, N.A. , as Lender
By    /s/ James W. Peterson
Name:    James W. Peterson
Title:    Executive Director

FIFTH THIRD BANK, as Lender
By    /s/ Jim Bosco
Name:    Jim Bosco
Title:    Senior Vice President

BRANCH BANKING AND TRUST COMPANY, as Lender
By    /s/ Bradford F. Scott
Name:    Bradford F. Scott
Title:    Senior Vice President
BARCLAYS BANK PLC, as Lender
By    /s/ Marguerite Sutton
Name:    Marguerite Sutton
Title:    Vice President
FARM CREDIT BANK OF TEXAS, as Lender
By    /s/ Alan Robinson
Name:    Alan Robinson
Title:    Vice President
MORGAN STANLEY SENIOR FUNDING, INC., as Lender
By    /s/ John Durland
Name:    John Durland
Title:    Vice President
FARM CREDIT EAST, ACA, as Lender
By    /s/ Tom Cosgrove
Name:    Tom Cosgrove
Title:    Vice President

FARM CREDIT EAST (F/K/A FIRST PIONEER FARM CREDIT, ACA), as Lender
By    /s/ Justin A. Brown
Name:    Justin A. Brown
Title:    Vice President